UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - October 8, 2004


                        Farmers Capital Bank Corporation
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Kentucky                       0-14412                 61-1017851
----------------------------     -----------------------    --------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


      P.O. Box 309 Frankfort, KY                                    40602
--------------------------------------------------------    --------------------
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code - (502)-227-1668


                                 Not Applicable
   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS



On October 8, 2004 Farmers Capital Bank Corporation announced that First Citizens Bank, a wholly owned bank subsidiary headquartered in Elizabethtown, Kentucky, completed its previously announced acquisition of Financial National Electronic Transfer, Inc., located in Radcliff, Kentucky.







ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS



                  (C)      Exhibits



Exhibit 99.1 - Press Release dated October 8, 2004 announcing the matter referenced in Item 8.01 above.









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Farmers Capital Bank Corporation


Date  October 8, 2004                      /s/ G. Anthony Busseni
     -----------------------------         -------------------------------------
                                           G. Anthony Busseni
                                           President and Chief Executive Officer